Johnson Rice 2015 Energy Conference September 30, 2015 Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the
Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy;
significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-
developed or consistently enforced, especially in higher political risk countries where we operate;
foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
TIDEWATER 601 Poydras Street, Suite 1500, New Orleans, La. 70130
Johnson Rice 2015 Energy Conference
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Phone:
504.568.1010
|
Fax:
504.566.4580
Web
site
address:
www.tdw.com
Email:
connect@tdw.com

Providing safe, efficient and compliant operations
New fleet comprised of vessels that service all water depths
Geographic diversity
Staying close to our customers
Prompt, proactive cost-cutting initiatives (“control what we can control”)
Reducing CapEx, and returning capital to shareholders as
operating outlook improves
Maintaining a solid balance sheet (low leverage) and sufficient liquidity to deal with industry uncertainties & seize opportunities when presented
Experienced management team to lead the way
Tidewater’s Strategy & Focus in a Challenging Market
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Operating safely offshore is like holding a snake by its head.

It's a task that can't be turned loose not for a microsecond or an accident will strike without pity.

TIDEWATER

Stop Work Obligation
Safety performance is 25% of mgt. incentive comp
Safe Operations is Priority #1
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0.00
0.10
0.20
0.30
0.40
0.50
0.60
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
TOTAL RECORDABLE INCIDENT RATES
(per 200,000 Man Hours)
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

Working Rigs
450
400
350
300
250
200
150
100
50
0
9/04
9/05
9/06
9/07
9/08
9/09
9/10
9/11
9/12
9/13
9/14
9/15

TIDEWATER

Too Many Offshore Rigs, and Activity Levels Drive OSV Demand
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Source: IHS-Petrodata
Note: 31 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 587 in September 2015.
356
200
Jackups
Floaters
Rig CIP
Jackups
127
Floaters
73
Other
9
209

Drivers of our Business “Peak to Present”
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July 2008
(Peak)
Jan. 2011
(Trough)
September
2015
Working Rigs
603
538
587
Rigs Under
Construction
186
118
209
OSV Global
Population
2,033
2,599
3,357
OSV’s Under
Construction
736
367
399
OSV/Rig Ratio
3.37
4.83
5.72 (5.04
without ~400 old
vessels believed not
available)
Source: IHS-Petrodata and Tidewater

35
30
25
20
15
10
5
0
Number of Vessels
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015

TIDEWATER

Tidewater’s Active Fleet
As of June 30, 2015
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Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
222
“New”
vessels
–
7.4
avg
yrs
12
“Traditional”
vessels
–
27.3
avg
yrs
(only 4 OSVs)

400
300
200
100
0
219
197
155
75
68
63
5
TIDEWATER

TIDEWATER

Vessel Population by Owner
(AHTS and PSVs only) Estimated as of September 2015
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Tidewater
Competitor #2
Competitor #3
Competitor #4
Competitor # 5
Competitor #1
Avg.
All Others (~2,580 total
vessels for
400+ owners)
Source: IHS-Petrodata and Tidewater

Geographic Diversity –
Vessel Count by Region
(Excludes
stacked
vessels
–
as
of
6/30/15)
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Americas
65(28%)
SS Africa/Europe
103(44%)
MENA
44(19%)
Asia/Pac
22(9%)
38 additional Tidewater vessels were stacked as of 6/30/15.

A New Fleet that Services All Water Depths
(Excludes
stacked
vessels
–
as
of
6/30/15)
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New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
8
$26.1M
0
Towing Supply
14
$10.8M
0
Other
0
0
0
22
0
New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
33
$28.3M
0
Towing Supply
36
$12.6M
1
Other
30
$1.5M
3
99
4
New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
36
20.7M
0
Towing Supply
19
$10.4M
2
Other
5
$1.6M
3
60
5
New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
13
$17.0M
1
Towing Supply
28
$11.5M
0
Other
0
0
2
41
3
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 6/30/15, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the 12 Traditional vessels is ~$720,000 each at 6/30/15.

Staying Close to our Customers –
Strong Customer Base
Current Revenue Mix
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Super Majors
34%
NOC's
33%
Others
33%
Approximately 60% of our
revenue is derived from drilling
support activity and 40% from
non-drilling related activity, such
as support of production and
construction activity
Our top 10 customers in Fiscal 2015 (4 Super Majors, 5 NOC’s, and 1 IOC) accounted for 61% of our revenue

Our Remaining Construction Backlog
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Count
Deepwater PSVs
9
Deepwater AHTSs
-
Towing Supply/Supply
2
Other
-
Total
11
Vessels Under Construction
As of June 30, 2015 (adjusted for subsequent amendments*)
Estimated delivery schedule –
9 remaining  in FY ’16 and 2 in FY ‘17. CAPX of $104m  remaining in FY ‘16 and $42m in FY ‘17.
* In September 2015, construction contracts for one Towing Supply/Supply vessel and 4 Deepwater
PSVs were renegotiated to options to purchase from November 2015 to October 2016. These 5 option vessels are not included in the table above.

$1,000
$800
$600
$400
$200
$0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

TIDEWATER

CapEx
is Decreasing from Recent High Levels
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Amounts in Fiscal 2016 and 2017 represent CAPX on
the 11 vessels under construction as of 9/24/15.
Fiscal 2014 is exclusive of Troms acquisition
NOTE: Fiscal 2016 and 2017 estimated CAPX above is exclusive of any refunds from possible cancelled vessel construction
contracts (see note on previous slide re option vessels)
Fiscal Year

Solid Balance Sheet and Financial Flexibility
Our Financial Position Provides Us Strategic Optionality
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As of June 30, 2015
Cash & Cash Equivalents
$103 million
Total Debt
$1,544 million
Shareholders Equity
$2,451 million
Net Debt / Net Capitalization
37%
Total Debt / Capitalization
39%
~$700 million of available liquidity as of 6/30/15, including $600 million of unused capacity under the company’s revolving credit facility.

Debt Maturity (in $millions)
$800
$600
$400
$200
$0
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

TIDEWATER

Debt Maturities and Covenants as of 6/30/15
Maturities Limited for Several Years
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Debt Covenants:
1)
Debt/Total Capitalization Ratio of not greater than 55%
2)
EBITDA/Interest coverage of not less than 3.0X
Fiscal Year

Dividends
Share Repurchases
$400
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

TIDEWATER

Return Capital to Shareholders
Consistent Dividends and Opportunistic Share Repurchases
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(in millions)
Fiscal Years
~6.5% Current Dividend Yield
During this 16-year period, $659 million of dividends were paid and $757 million of total stock repurchases were made.

Tidewater’s Subsea Business
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Eight work-class ROVs in current fleet
Commercial operations underway with additional
opportunities in Americas, SSAE and Asia/Pac
ROV capabilities generating potential for OSV pull
through

Tidewater’s Strategy
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Continue to improve upon stellar safety and compliance programs
Stay close to our customers
Monitor industry developments to adjust our playbook accordingly
-
Pro-active cost reduction initiatives
-
Maintain/protect liquidity
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
Return capital to shareholders through dividends and
opportunistic share repurchases

HOUSTON, TEXAS
Tidewater Marine, L.L.C.
6002 Rogerdale Road
Suite 600
Houston, Texas 77072-1655
P: +1 713 470 5300
NEW ORLEANS, LOUISIANA
Worldwide Headquarters
Tidewater Inc.
Pan American Life Center
601 Poydras Street, Suite 1500
New Orleans, Louisiana 70130
P: +1 504 568 1010
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Number of Vessels Built (AHTS & PSV)
300
250
200
150
100
50
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

TIDEWATER

The Worldwide OSV Fleet
(Includes AHTS and PSVs only) Estimated as of September 2015
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As of September 2015, there are approximately 399 additional
AHTS and PSV’s (~12% of the global fleet) under construction.
Some number of these, we believe, will not be completed and
delivered.
Vessels > 25 years old today
Global fleet is estimated at ~3,357 vessels, including ~700 vessels that are 25+ yrs old (21%).
Source: ODS-Petrodata and Tidewater

CAPX
Dividend
Share Repurchase
$ in millions
$700
$600
$500
$400
$300
$200
$100
$0
CFFO
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

TIDEWATER

Fleet Renewal & Expansion Largely Funded by CFFO
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Over a 16-year period, Tidewater has invested ~$5.5 billion in CapEx, and paid out ~$1.4 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were ~$4.3 billion and ~$930 million, respectively.
Fiscal Year

Adjusted EPS**

Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
$3.33
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013
Fiscal 2014
Fiscal 2015

Adjusted Return On Avg. Equity	4.3%	7.2%	12.4%	18.9%	18.3%	19.5%	11.4%	5.0%	4.3%	5.9%	7.0%	6.3%

TIDEWATER

History of Solid Earnings and Returns on a Through-Cycle Basis
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**
EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge. EPS in Fiscal 2015 is exclusive of $4.67 per share of goodwill and other assets impairment charges.

Active Vessel Dayrates
& Utilization by Segment
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$6,000
$10,000
$14,000
$18,000
$22,000
$26,000
12/11
6/12
12/12
6/13
12/13
6/14
12/14
6/15
Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.
60%
70%
80%
90%
100%
12/11
6/12
12/12
6/13
12/13
6/14
12/14
6/15
Utilization stats exclude stacked vessels.

New Vessel Trends by Vessel Type
Deepwater PSVs
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22
23
24
25
25
25
25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
75
76
76
77
80
81
86
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate
Q1 Fiscal 2016
Avg Day Rate: $26,917
Utilization: 72.7%
$153 million, or 51%, of Vessel Revenue in Q1 Fiscal 2016

New Vessel Trends by Vessel Type
Deepwater AHTS
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5
5
5
5
5
5
5
5
6
8
9
9
11
11
11
11
11
11
11
11
11
11
11
11
11
11
12
12
12
12
12
12
12
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate
Q1 Fiscal 2016
Avg Day Rate: $30,813
Utilization: 59.6%
$20 million, or 7%, of Vessel Revenue in Q1 Fiscal 2016

New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
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39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101
101 102 103
103
103
104
105 105
105 105
104
105
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate
Q1 Fiscal 2016
Avg Day Rate: $14,252
Utilization: 74.3%
$101 million, or 34%, of Vessel Revenue in Q1 Fiscal 2016

Vessel Revenue and Vessel Operating Margin
Fiscal 2008-2016
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Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
44.1%
40.8%
46.3%
43.1%
45.6%
39.9%
$-
$100
$200
$300
$400
$500
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarterly operating
margin of $175.6M at 51.8%
$300 million
$150 million
50.0%

$200
$175
$150
$125
$100
$75
$50
$25
$0
Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15 FY16
New Traditional

70%
60%
50%
40%
30%
20%
10%
0%
Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15 FY16
Total New

TIDEWATER

Historical Vessel Cash Operating Margins
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Vessel Cash Operating Margin ($)
Vessel Cash Operating Margin (%)
$119 million Vessel Margin in Q1
FY2016 (98% from New Vessels)
Q1 FY2016 Vessel Margin: 40%